                                   SWWT, Inc.
                        c/o East River Ventures II, L.P.
                         645 Madison Avenue, 22nd Floor
                            New York, New York 10022

                                                                January 28, 2002

Clarke H. Bailey



Dear Mr. Bailey:

         This is being provided with reference to those certain options to purchase an aggregate of 60,000 shares of Common Stock (the "Option Shares") of SWWT, Inc., a Delaware corporation (the "Company"), which were granted to you pursuant to that certain Director's Option Agreement, dated as of February 5, 1998, as amended to date.

         As you know, the Company entered into that certain Second Amended and Restated Agreement and Plan of Merger, by and among the Company, E-Newco, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and San Vision Technology, Inc. ("San Vision"), dated as of December 18, 2001 (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, San Vision will become a wholly-owned subsidiary of the Company (the "Merger"). In connection with the Merger, the Company will enter into a Registration Rights Agreement, pursuant to which it shall agree to file a certain "shelf" registration statement (the "Shelf Registration Statement") as promptly as practical after the date of the consummation of the Merger, and in any event no later than 90 days after the date thereof.

         This letter confirms our understanding that in connection with, and conditioned upon consummation of, the Merger, the Company will, as soon as practicable after the effectiveness of the Shelf Registration Statement, use its commercially reasonable efforts to file a registration statement on Form S-8 with respect to the Option Shares.

                                                Sincerely,

                                                /s/ Walter A. Carozza
                                                Walter A. Carozza
                                                Vice President
                                                SWWT, Inc.

Agreed and Acknowledged:


By:      /s/ Clark H. Bailey
         -----------------------------
Name:    Clark H. Bailey

                                   SWWT, Inc.
                        c/o East River Ventures II, L.P.
                         645 Madison Avenue, 22nd Floor
                            New York, New York 10022

                                                                January 28, 2002

Thomas Barnds



Dear Mr. Barnds

         This is being provided with reference to those certain options to purchase an aggregate of 60,000 shares of Common Stock (the "Option Shares") of SWWT, Inc., a Delaware corporation (the "Company"), which were granted to you pursuant to that certain Director's Option Agreement, dated as of February 5, 1998, as amended to date.

         As you know, the Company entered into that certain Second Amended and Restated Agreement and Plan of Merger, by and among the Company, E-Newco, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and San Vision Technology, Inc. ("San Vision"), dated as of December 18, 2001 (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, San Vision will become a wholly-owned subsidiary of the Company (the "Merger"). In connection with the Merger, the Company will enter into a Registration Rights Agreement, pursuant to which it shall agree to file a certain "shelf" registration statement (the "Shelf Registration Statement") as promptly as practical after the date of the consummation of the Merger, and in any event no later than 90 days after the date thereof.

         This letter confirms our understanding that in connection with, and conditioned upon consummation of, the Merger, the Company will, as soon as practicable after the effectiveness of the Shelf Registration Statement, use its commercially reasonable efforts to file a registration statement on Form S-8 with respect to the Option Shares.

                                         Sincerely,

                                         /s/ Walter A. Carozza
                                         Walter A. Carozza
                                         Vice President
                                         SWWT, Inc.

Agreed and Acknowledged:


By:      /s/ Thomas Barnds
         -----------------------------
Name:    Thomas Barnds

                                   SWWT, Inc.
                        c/o East River Ventures II, L.P.
                         645 Madison Avenue, 22nd Floor
                            New York, New York 10022

                                                                January 28, 2002

Thomas A. Barron



Dear Mr. Barron:

         This is being provided with reference to those certain options to purchase an aggregate of 60,000 shares of Common Stock (the "Option Shares") of SWWT, Inc., a Delaware corporation (the "Company"), which were granted to you pursuant to that certain Director's Option Agreement, dated as of February 5, 1998, as amended to date.

         As you know, the Company entered into that certain Second Amended and Restated Agreement and Plan of Merger, by and among the Company, E-Newco, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and San Vision Technology, Inc. ("San Vision"), dated as of December 18, 2001 (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, San Vision will become a wholly-owned subsidiary of the Company (the "Merger"). In connection with the Merger, the Company will enter into a Registration Rights Agreement, pursuant to which it shall agree to file a certain "shelf" registration statement (the "Shelf Registration Statement") as promptly as practical after the date of the consummation of the Merger, and in any event no later than 90 days after the date thereof.

         This letter confirms our understanding that in connection with, and conditioned upon consummation of, the Merger, the Company will, as soon as practicable after the effectiveness of the Shelf Registration Statement, use its commercially reasonable efforts to file a registration statement on Form S-8 with respect to the Option Shares.

                                         Sincerely,

                                         /s/ Walter A. Carozza
                                         Walter A. Carozza
                                         Vice President
                                         SWWT, Inc.

Agreed and Acknowledged:


By:      /s/ Thomas A. Barron
         -----------------------------
Name:    Thomas A. Barron

                                   SWWT, Inc.
                        c/o East River Ventures II, L.P.
                         645 Madison Avenue, 22nd Floor
                            New York, New York 10022

                                                                January 28, 2002

Blair W. Effron



Dear Mr. Effron:

         This is being provided with reference to those certain options to purchase an aggregate of 60,000 shares of Common Stock (the "Option Shares") of SWWT, Inc., a Delaware corporation (the "Company"), which were granted to you pursuant to that certain Director's Option Agreement, dated as of February 5, 1998, as amended to date.

         As you know, the Company entered into that certain Second Amended and Restated Agreement and Plan of Merger, by and among the Company, E-Newco, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and San Vision Technology, Inc. ("San Vision"), dated as of December 18, 2001 (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, San Vision will become a wholly-owned subsidiary of the Company (the "Merger"). In connection with the Merger, the Company will enter into a Registration Rights Agreement, pursuant to which it shall agree to file a certain "shelf" registration statement (the "Shelf Registration Statement") as promptly as practical after the date of the consummation of the Merger, and in any event no later than 90 days after the date thereof.

         This letter confirms our understanding that in connection with, and conditioned upon consummation of, the Merger, the Company will, as soon as practicable after the effectiveness of the Shelf Registration Statement, use its commercially reasonable efforts to file a registration statement on Form S-8 with respect to the Option Shares.

                                         Sincerely,

                                         /s/ Walter A. Carozza
                                         Walter A. Carozza
                                         Vice President
                                         SWWT, Inc.

Agreed and Acknowledged:


By:      /s/ Blair W. Effron
         -----------------------------
Name:    Blair W. Effron

                                   SWWT, Inc.
                        c/o East River Ventures II, L.P.
                         645 Madison Avenue, 22nd Floor
                            New York, New York 10022

                                                                January 28, 2002

Peter W. Gilson



Dear Mr. Gilson:

         This is being provided with reference to those certain options to purchase an aggregate of 60,000 shares of Common Stock (the "Option Shares") of SWWT, Inc., a Delaware corporation (the "Company"), which were granted to you pursuant to that certain Director's Option Agreement, dated as of February 5, 1998, as amended to date.

         As you know, the Company entered into that certain Second Amended and Restated Agreement and Plan of Merger, by and among the Company, E-Newco, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and San Vision Technology, Inc. ("San Vision"), dated as of December 18, 2001 (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, San Vision will become a wholly-owned subsidiary of the Company (the "Merger"). In connection with the Merger, the Company will enter into a Registration Rights Agreement, pursuant to which it shall agree to file a certain "shelf" registration statement (the "Shelf Registration Statement") as promptly as practical after the date of the consummation of the Merger, and in any event no later than 90 days after the date thereof.

         This letter confirms our understanding that in connection with, and conditioned upon consummation of, the Merger, the Company will, as soon as practicable after the effectiveness of the Shelf Registration Statement, use its commercially reasonable efforts to file a registration statement on Form S-8 with respect to the Option Shares.

                                         Sincerely,

                                         /s/ Walter A. Carozza
                                         Walter A. Carozza
                                         Vice President
                                         SWWT, Inc.

Agreed and Acknowledged:


By:      s/ Peter W. Gilson
         -----------------------------
Name:    Peter W. Gilson

                                   SWWT, Inc.
                        c/o East River Ventures II, L.P.
                         645 Madison Avenue, 22nd Floor
                            New York, New York 10022

                                                                January 28, 2002

Randall A. Hack



Dear Mr. Hack:

         This is being provided with reference to those certain options to purchase an aggregate of 60,000 shares of Common Stock (the "Option Shares") of SWWT, Inc., a Delaware corporation (the "Company"), which were granted to you pursuant to that certain Director's Option Agreement, dated as of February 5, 1998, as amended to date.

         As you know, the Company entered into that certain Second Amended and Restated Agreement and Plan of Merger, by and among the Company, E-Newco, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, and San Vision Technology, Inc. ("San Vision"), dated as of December 18, 2001 (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, San Vision will become a wholly-owned subsidiary of the Company (the "Merger"). In connection with the Merger, the Company will enter into a Registration Rights Agreement, pursuant to which it shall agree to file a certain "shelf" registration statement (the "Shelf Registration Statement") as promptly as practical after the date of the consummation of the Merger, and in any event no later than 90 days after the date thereof.

         This letter confirms our understanding that in connection with, and conditioned upon consummation of, the Merger, the Company will, as soon as practicable after the effectiveness of the Shelf Registration Statement, use its commercially reasonable efforts to file a registration statement on Form S-8 with respect to the Option Shares.

                                                  Sincerely,

                                                  /s/ Walter A. Carozza
                                                  Walter A. Carozza
                                                  Vice President
                                                  SWWT, Inc.

Agreed and Acknowledged:


By:      /s/ Randall A. Hack
   -------------------------------
Name:    Randall A. Hack